SEGMENT AND GEOGRAPHIC INFORMATION:	12 Months Ended
Dec. 31, 2012
SEGMENT AND GEOGRAPHIC INFORMATION:
SEGMENT AND GEOGRAPHIC INFORMATION:

NOTE 9—SEGMENT AND GEOGRAPHIC INFORMATION:

The Company operates as a single reportable segment encompassing the manufacture and sale of confectionery products. Its principal manufacturing operations are located in the United States and Canada, and its principal market is the United States. The Company also manufactures and sells confectionery products in Mexico, and exports products to Canada and other countries worldwide.

The following geographic data includes net product sales summarized on the basis of the customer location and long-lived assets based on their physical location:

	2012	2011	2010
Net product sales:
United States	$499,660	$487,185	$471,714
Foreign	46,325	41,184	45,435
	$545,985	$528,369	$517,149
Long-lived assets:
United States	$161,504	$170,173	$172,087
Foreign	39,786	41,989	43,405
	$201,290	$212,162	$215,492